UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 27, 2005
                                                --------------------------------

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-124678                   06-1204982
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                      10019
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
                                                  ------------------------------

                                 Not applicable
                 ----------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On June 2, 2005, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached hereto as exhibits are a legality opinion, tax opinion and consent prepared by Cadwalader, Wickersham & Taft LLP relating to the Company's prospectus forming a part of the Registration Statement that describes Asset-Backed Certificates and Asset-Backed Notes (the "Securities"). The exhibits are to be incorporated herein by reference into the Registration Statement.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------

--------------------------------------------------------------------------------
      5.1                                         Opinion of Cadwalader,
                                                  Wickersham & Taft LLP as to
                                                  legality of the Securities.
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      8.1                                         Opinion of Cadwalader,
                                                  Wickersham & Taft LLP as to
                                                  certain tax matters (included
                                                  in Exhibit 5.1).
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      23.1                                        Consent of Cadwalader,
                                                  Wickersham & Taft LLP
                                                  (included as part of Exhibit
                                                  5.1).
--------------------------------------------------------------------------------

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


June 27, 2005
-------------

                                   By:  /s/ Saro Cutri
                                      ------------------------------------------
                                      Name:  Saro Cutri
                                      Title: Director


                                   By:  /s/ Peter Ma
                                      ------------------------------------------
                                      Name:  Peter Ma
                                      Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
-----------                     -----------

      5.1 Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the Securities.

      8.1 Opinion of Cadwalader, Wickersham & Taft LLP as to certain tax matters (included in Exhibit 5.1).

      23.1 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).